SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                 ---------------

                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:   November 3, 1998

Date of Earliest
  Event Reported: November 3, 1998


                                    MBIA Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Connecticut             1-9583                    06-1185706
        --------------    ------------------------         ------------
        (State of         (Commission File Number)        (IRS Employer
         Incorporation)                                    Identification No.)


   113 King Street, Armonk, New York                         10504
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(Address of principal executive offices)                   (Zip Code)


                                 (914) 273-4545
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              (Registrant's telephone number, including area code)


                                                                     Page 1 of 4
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ITEMS 1-4.  Not applicable.

ITEM 5.     OTHER EVENTS
            ------------

     On November 3, 1998, the Company announced its earnings for the third quarter ended September 30, 1998. The press release making such announcement is filed herewith as an exhibit.

ITEM 6.     Not applicable.

ITEM 7.     FINANCIAL STATMENTS AND EXHIBITS
            --------------------------------
            (c)  Exhibits
                 20.1  MBIA Inc. Press Release dated November 3, 1998.

ITEM 8.     Not applicable.
                                                                     Page 2 of 4

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MBIA Inc.
                                         ------------------------------
                                              (Registrant)


Date:  November 3, 1998                By  /s/ Julliette S. Tehrani
       ------------------                -------------------------------
                                         Name:  Julliette S. Tehrani
                                         Title: Executive Vice President
                                                Chief Financial Officer
                                                Treasurer

                                 EXHIBIT INDEX
                                 -------------

    Exhibit No.                         Description
    -----------                         -----------
    20.1                                MBIA Inc. Press Release
                                        dated November 3, 1998

                                                                     Page 4 of 4